EXHIBIT 10.7

                         TRANSFER OF TRADEMARK AGREEMENT

EXHIBIT 10.7

                         TRANSFER OF TRADEMARK AGREEMENT


     THIS AGREEMENT ("Agreement") is made effective as of May 6, 2004 by and between XsunX, Inc., a Colorado corporation ("XsunX"), and Western Gas and Electric Company, a California corporation ("Western"). XsunX and Western are sometimes herein referred to individually as a "party" and collectively as the "parties."

                                 R E C I T A L S

     A. WHEREAS, Western solely owns all rights and interests in and to the registered trademark consisting of printed words styled as "POWERGLASS" as more fully set forth herein ("Trademark");

     B. WHEREAS, Western desires to assign and transfer, subject to the terms and conditions set forth herein, all rights and interest in the Trademark to XsunX in exchange for the payment set forth in this Agreement; and

     C. WHEREAS, XsunX desires to acquire, subject to the terms and conditions set forth herein, all rights and interest in the Trademark in exchange for the payment set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

                                   ARTICLE 1.

                             ASSIGNMENT OF TRADEMARK

1.1. Assignment of Registered Trademark. Subject to the terms and conditions set forth in this Agreement, including the payment set forth below, Western shall execute, acknowledge, and deliver to XsunX: (i) The separate form of assignment attached hereto as Exhibit "A;" (ii) all assignment instruments required by the United States Patent and Trademark Office to fully effectuate assignment and transfer of the Trademark to XsunX; and (iii) any other instruments and documents reasonably required to accomplish the intent and purpose of this Agreement.

1.2. Re-Assignment of Trademark. If XsunX should default in any payment obligation hereunder (i.e., fail to make payment prior to the expiration of 3 years and 6 months after the effective date of this Agreement), become subject to a bankruptcy proceeding or petition which is not dismissed within 90 days, or cease to conduct business at any time prior to the latest due date of any payment hereunder, XsunX shall execute, acknowledge, and deliver to Western: (i) a separate form of assignment in the form of the assignment attached hereto as Exhibit "A" but configured so as to constitute an assignment of the Trademark from XsunX back to Western (ii) all assignment instruments required by the United States Patent and Trademark Office to fully effectuate assignment and transfer of the Trademark to back to Western; and (iii) any other instruments and documents reasonably required to accomplish the intent and purpose of this Agreement. XsunX shall have no further obligation or liability to Western with regard to the Trademark. The interest of Western in re-assignment of the

Trademark as set forth herein shall be senior to all other interests granted or created by XsunX in the Trademark, and XsunX shall not pledge or otherwise encumber the Trademark in any manner which will violate the terms of this Agreement or prevent the above re-assignment to Western.

                                   ARTICLE 2.

                                     PAYMENT

2.1. Payment. The purchase price for the Trademark shall be: (i) the sum of $10,000.00 if paid within one (1) year from the effective date of this Agreement; (ii) the sum of $20,000.00 if paid after the conclusion of the first
(1st) year but prior to the conclusion of the second (2nd) year after the effective date of this Agreement; (iii) the sum of $35,000.00 if paid after the conclusion of the second (2nd) year but prior to the conclusion of third (3rd) year after the effective date of this Agreement; or (iv) the sum of $50,000.00 if paid after the conclusion of the third (3rd) year but prior to the conclusion of three (3) years and six (6) months after the effective date of this Agreement. If payment is not made prior to the conclusion of three (3) years and six (6) months after the effective date of this Agreement, XsunX shall re-assign the Trademark back to Western as set forth herein.

                                   ARTICLE 3.

                     GENERAL REPRESENTATIONS AND WARRANTIES

3.1. Representations of Western. Western hereby represents and warrants to XsunX as follows:

     3.1.1 Standing. Western is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, with corporate power to own property and carry on its business as it is now being conducted in the state of California.

     3.1.2 Authorization of Transaction. Western has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of Western has duly authorized the execution, delivery, and performance of this Agreement by Western. This Agreement constitutes the valid and legally binding obligation of Western, enforceable in accordance with its terms and conditions.

3.2. Representations of XsunX. XsunX hereby represents and warrants to Western as follows:

     3.2.1 Standing. XsunX is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado, with corporate power to own property and carry on its business as it is now being conducted in the state of California.

     3.2.2 Authorization of Transaction. XsunX has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of XsunX has duly authorized the execution, delivery, and performance of this Agreement by XsunX. This Agreement constitutes the valid and legally binding obligation of Western, enforceable in accordance with its terms and conditions.

                                   ARTICLE 4.

                          INTELLECTUAL PROPERTY MATTERS


4.1. Registration and Prior Assignment. Western represents and warrants that the Trademark is a trademark duly registered with the United States Patent and Trademark Office ("USPTO") and known as "POWERGLASS" consisting of words only, as registered with the USPTO on June 7, 1988 by Utility Power Group pursuant to registration number 1490978, serial number 73688747, and as assigned to Western pursuant to that certain assignment filed with the USPTO as and at reel 2243 and frame 0449 recorded on February 22, 2001.

4.2. Ownership of Trademark. Western represents and warrants that Western, and Western alone, owns the Trademark free and clear of all liens, encumbrances, and security and other interests, and has the right to use and assign the Trademark without the need for any other license, sublicense, agreement, or permission. Western has taken all necessary and desirable action to prosecute, maintain, and protect the Trademark.

4.3. No Infringement. Western warrants and represents that the Trademark does not infringe or conflict with any intellectual property rights of third parties. Western has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any intellectual property rights of third parties, and none of the directors and officers (and employees with responsibility for intellectual property matters) of Western has ever received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that Western must license or refrain from using the Trademark or any other intellectual property rights of any third party). To the best knowledge of Western, and the directors and officers (and employees with responsibility for intellectual property matters) of Western, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with the Trademark or any other intellectual property rights of Western. With regard to the Trademark, Western represents that:

     4.3.1. To the best knowledge of Western, Western possess all right, title, and interest in and to the item, free and clear of any Security Interest, license, or other restriction;

     4.3.2. To the best knowledge of Western, the Trademark is not subject to any outstanding injunction, judgment, order, decree, ruling, or charge;

     4.3.3. To the best knowledge of Western, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand is pending or, to the best knowledge of Western or any of Western's directors or officers (and employees with responsibility for intellectual property matters) of Western is threatened which challenges the legality, validity, enforceability, use, or ownership of the Trademark; and

     4.3.4. To the best knowledge of Western, Western has never agreed to indemnify any person or entity for or against any interference, infringement, misappropriation, or other conflict with respect to the Trademark.

4.4. Title Remedies. XsunX may notify Western of the assertion of any claim that the Trademark or the use thereof infringes or violates or is alleged to infringe upon or violate any trade secret, trademark, copyright, patent, or other proprietary right of any other party and Western shall cooperate with XsunX in the investigation and resolution of any such claim.

4.5. Delivery of Documents. Attached hereto as Exhibit "B" is a true and correct copy of an assignment document or other evidence of ownership of the Trademark by Western showing the print, font, type, and style of the Trademark (if applicable), and setting forth all identifying information needed to reasonably establish and defend ownership of the Trademark. Western has heretofore identified and delivered to XsunX all registrations, assignments, prosecution documents, and all other documents and instruments pertaining to the Trademark pertaining to Western or in the possession of Western, including any and all licenses, agreements, or other permissions which Western may have granted to any third party with respect to the Trademark or any of its intellectual property (together with any exceptions).

                                   ARTICLE 5.

                               GENERAL PROVISIONS

5.1. Recitals. The recitals set forth above are incorporated herein by this reference and made a part of this Agreement.

5.2. Advice of Counsel. Each party has been advised of and understands the terms and conditions of this Agreement. This Agreement has been freely and voluntarily entered into and executed by the parties, each of the parties hereto being duly represented by counsel or having the benefit of advice of counsel.

5.3. Amendments. This Agreement may be amended only by written consent of each of the parties hereto.

5.4. Further Acts. The parties hereto shall cooperate with each other and execute such additional documents or instruments and perform such further acts as may be reasonably necessary to affect the purpose and intent of the Agreement.

5.5. Effect of Headings. The subject headings of the paragraphs and subparagraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

5.6. Entire Agreement; Modification, Waiver. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreement, representations and understandings of the parties. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

5.7. Severability. Should any provision or portion of this Agreement be held or otherwise become unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such unenforceability or invalidity.

5.8. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto and initialed by the parties are made a part hereof and incorporated herein by this reference.

5.9. Parties in Interest. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third party to this Agreement, nor shall any provision give any third person any right of subrogation or action over against any party to this Agreement.

5.10. Assignment. This Agreement shall be binding on, and shall inure to the benefit of, the parties to it and their respective heirs, legal representatives, successors and assigns.

5.11. Specific Performance. Each party's obligations under this Agreement are unique. If any party should default in its obligations under this Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the nondefaulting party, in addition to any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

5.12. Recovery of Litigation Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover as an element of their damages, reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which they may be entitled.

5.13. Survival of Representations and Obligations. All representations, warranties and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the assignment of the Trademark as contemplated herein.

5.14. Gender; Number. Whenever the context of this Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

5.15. Governing Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of California.

5.16. Venue. This Agreement is to be performed at Orange County, California. Therefore, venue for any action brought regarding the interpretation or enforcement of this Agreement shall lie exclusively in Orange County, California.

         IN WITNESS WHEREOF, this Agreement is made effective as of the date first set forth above.

                                 XsunX:

                                 XsunX, Inc., a Colorado corporation



                                 By: /s/ Tom Djokovich
                                     ---------------------------------
                                     Tom Djokovich, President




                                 Western:

                                 Western Gas and Electric Company, a California corporation


                                 By: ________________________________

                                     ________________________________
                                       (Print Name and Title)

                                   EXHIBIT "A"

                               FORM OF ASSIGNMENT

                       ASSIGNMENT OF REGISTERED TRADEMARK

                                  "POWERGLASS"

         For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Western Gas and Electric Company, a California corporation ("Western"), hereby sells, assigns, and transfers to XsunX, Inc., a Colorado corporation ("XsunX"), all right, title, and interest in and to that certain registered trademark known as "POWERGLASS" consisting of words only, as registered with the United States Patent and Trademark Office ("USPTO") on June 7, 1988 pursuant to registration number 1490978, serial number 73688747, and as assigned to Western pursuant to that certain assignment filed with the USPTO as and at reel 2243 and frame 0449 recorded on February 22, 2001 ("Trademark").

         Western, and Western alone, owns the Trademark free and clear of all liens, encumbrances, and security and other interests, and has the right to use and assign the Trademark without the need for any other license, sublicense, agreement, or permission. Western has taken all necessary and desirable action to prosecute, maintain, and protect the Trademark.

         This Assignment is made pursuant that certain Transfer of Trademark Agreement by and between Western and XsunX. The above Transfer of Trademark Agreement shall control over this Assignment. This Assignment shall be construed in accordance with, and governed by, the laws of the State of California. This Assignment is to be performed at Orange County, California. Therefore, venue for any action brought regarding the interpretation or enforcement of this Assignment shall lie exclusively in Orange County, California.

         Date:   May __, 2004        Assingor:

                                           Western Gas and Electric Company,
                                           a California corporation


                                           By: ______________________________

                                               ______________________________
                                                 (Print Name and Title)



         Accepted by:                      Assingee:

                                           XsunX, Inc., a Colorado corporation



                                           By: /s/ Tom Djokovich
                                               ------------------------------
                                                  Tom Djokovich, President

                                   EXHIBIT "B"

                       EVIDENCE OF OWNERSHIP OF TRADEMARK